                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)       November 2, 1998
                                                           ----------------

                            Nationwide Credit, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Georgia                       0001059083                58-1900192
----------------------------          ------------              -------------
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


          6190 Powers Ferry Road, 4th Floor, Atlanta, Georgia  30339
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code______________________________



--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective November 2, 1998, Nationwide Credit, Inc. (the "Company") dismissed Ernst & Young LLP, the Company's independent accounting firm which was previously engaged by the Company's predecessor parent, First Data Corporation, to be the principal accountant to audit the Company's financial statements. Effective November 2, 1998, the Company retained the services of Arthur Andersen LLP ("Arthur Andersen") as the principal accountant to audit the Company's financial statements. The decision to change accountants was recommended and approved by the Company's Board of Directors.

     Ernst & Young's reports on the Company's financial statements for the two most recent fiscal years ended December 31, 1996 and December 31, 1997 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1996 and December 31, 1997, and all subsequent interim periods preceding Ernst & Young's dismissal, (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in its report.

     Except as set forth in the following sentences of this paragraph, none of the kinds of events listed in paragraph (a) (1) (v) of Item 304 of Regulation S-K occurred. In conjunction with its completed audit of the Company's financial statements as of and for the nine month period ended September 30, 1997 and its upcoming audit of the Company's financial statements as of and for the year ended December 31, 1997, Ernst & Young, in a letter dated October 31, 1997, advised the Company's then Chief Financial Officer of a material weakness involving its internal control structure. The Company has authorized Ernst & Young to respond fully to the inquiries of Arthur Andersen concerning the Company's control environment. Ernst & Young's letter defined a material weakness to be "a reportable condition in which the design or operation of one or more of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the consolidated financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions". The letter indicated that the following were the elements needed for the Company to make the necessary improvements in its control structure:

1. Procedures must be in place to ensure that transactions are recorded in the Company's accounting records accurately and on a timely basis.

2. Effective reconciliation procedures must be in place; this includes bank statement reconciliation as well as reconciliation of general ledger accounts to supporting detail.

3. Personnel having adequate skill, knowledge and training must be in place to effectively execute and supervise the first two elements.

    The Company has taken actions it believes are adequate to address the foregoing.

     During the Company's two most recent fiscal years ended December 31, 1996 and December 31, 1997, and all subsequent interim periods preceding its engagement of Arthur Andersen, neither the Company nor anyone on its behalf consulted Arthur Andersen regarding any matter described in Item 304 (a) (2) (i) or (ii) of Regulation S-K.

     The Company has provided Ernst & Young with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the filing of this Report with the Securities and Exchange Commission (the "Commission"). Ernst & Young has furnished a letter addressed to the Commission, a copy of which is attached hereto as Exhibit 1, stating that it agrees with the statements made by the Company herein in response to Item 304 (a) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C) Exhibits:

         1.  Letter dated November 9, 1998 from Ernst & Young LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Nationwide Credit, Inc.
                                        -------------------------------------
                                                      (Registrant)

Date       11-9-98                                 /s/ Michael Lord
     ---------------------------        -------------------------------------
                                                      (Signature)

                                               Chief Financial Officer
                                        -------------------------------------
                                                    (Name & Title)